Supplement Dated August 15, 2008

to the Statement of Additional Information

Dated June 11, 2008

for

Legg Mason Partners Income Trust

Western Asset Global High Yield Bond Portfolio

(the “Fund”)

The current investment disclosure is amended to remove the non-fundamental investment restriction limiting, to 5% of its assets, the Fund’s investment in the securities of a single issuer.

Notwithstanding removal of the non-fundamental investment restriction, the Fund remains a “diversified” Fund (within the meaning of the Investment Company Act of 1940). A diversified Fund may not purchase securities of an issuer (other than obligations issued or guaranteed the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a diversified Fund can invest more than 5% of its assets in one issuer.

FDWASX011248